Exhibit 10.1

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(United States Accredited Subscribers Only)

TO:

WILLOW CREEK ENTERPRISES, INC.

7251 W. Lake Mead Blvd., Suite 300

 Las Vegas, Nevada 89128

Purchase of Shares

1.

Subscription

1.1

The undersigned, namely, Duke Holdings Ltd., a corporation established under the laws of the country of Belize, (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Willow Creek Enterprises, Inc. (the “Company”), on the basis of the representations and warranties and subject to the terms and conditions set forth herein, 107,759 common shares in the capital of the Company (the “Shares”) at the price of $2.32 per share (such subscription and agreement to purchase being the “Subscription”) and warrants to purchase 107,759 shares of Common Stock in the Company for a period of three years from this Subscription Agreement at a strike price of $2.40 per share (warrant agreement attached) for the total purchase price of $250,000 (the “Subscription Proceeds”), on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

2.

Payment

2.1

The Subscription Proceeds must accompany this Subscription and shall be paid by certified check or bank draft drawn on a U.S. national bank made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company to the wiring instructions that are provided in this Subscription Agreement.

2.2

The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3

Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.

Questionnaire and Undertaking and Direction

3.1

The Subscriber must complete, sign and return to the Company the following documents:

(a)

two (2) executed copies of this Subscription Agreement; and

(b)

a Prospective Investor Suitability Questionnaire in the form attached as Appendix 1 (the

“Questionnaire”).

3.2

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.

Closing

4.1

Closing of the offering (the “Offering”) of the Shares (the “Closing”) shall occur on January 11, 2011, or on such other date as may be determined by the Company (the “Closing Date”).

5.

Acknowledgements of Subscriber

5.1

The Subscriber acknowledges and agrees that:

(a)

the Shares have not been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of   the 1933 Act;

(c)

the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(d)

the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of information (the “Company Information”) which has been provided by the Company to the Subscriber. If the Company has presented a business plan or any other type of corporate profile to the Subscriber, the Subscriber acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;

(e)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any business plan, corporate profile or any other document provided to the Subscriber;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(g)

by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(h)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and in the Questionnaire, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaire;

(i)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(j)

the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(k)

the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(l)

the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make a market in shares of the Company on the Over the Counter Bulletin Board (“OTCBB”);

(m)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(n)

no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(o)

there is no government or other insurance covering any of the Shares; and

(p)

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason.

6.

Representations, Warranties and Covenants of the Subscriber

6.1

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Subscriber has received and carefully read this Subscription Agreement;

(b)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(c)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(d)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(e)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)

the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(h)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(i)

All information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(j)

the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(k)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(l)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(m)

if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined under Regulation D of the 1933 Act;

(n)

if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(o)

the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(p)

no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Shares;

(ii)

that any person will refund the purchase price of any of the Shares;

(iii)

as to the future price or value of any of the Shares; or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

6.2

In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7.

Acknowledgement and Waiver

7.1

The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

8.

Representations and Warranties will be Relied Upon by the Company

8.1

The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation.

The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

9.

Resale Restrictions

9.1

The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10.

Legending and Registration of Subject Shares

10.1

The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.

Costs

11.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11.2

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12.

Governing Law

12.1

This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States of America applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably agrees to the jurisdiction of the State of Nevada.

13.

Survival

13.1

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

14.

Assignment

14.1

This Subscription Agreement is not transferable or assignable.

15.

Severability

15.1

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.

Entire Agreement

16.1

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement supersedes all prior agreements regarding the sale of shares and contains the entire agreement between the parties with respect to the sale of the units, including any and all shares previously sold by the Company to the Subscriber, and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.

Notices

17.1

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at the address written below.

18.

Counterparts and Electronic Means

18.1

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

Annex A

Securities Purchase Agreement

Purchaser Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _____________________________________________________________

Signature of Authorized Signatory of Purchaser: ______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ______________________________________________________

Fax Number of Purchaser: ________________________________________________________

Address for Notice of Purchaser:

______________________________________________________________________________

______________________________________________________________________________

Address for Delivery of Securities for Purchaser (if not same as above):

______________________________________________________________________________

______________________________________________________________________________

Subscription Amount: $______________________________________

Number of Units Purchased: __________________________________

Principal Amount of Note:  $__________________________________

Warrant Shares: ____________________________________________

Annex B

PURCHASER QUALIFICATION QUESTIONNAIRE

(Confidential)

Willow Creek Enterprises, Inc.

a Delaware Corporation

This Questionnaire is being given to each individual who has expressed an interest in purchasing Shares and becoming a security-holder in the Company.  The proposed sale of the Units is a “Private Placement” proposed to be effective without registration under the Securities Act of 1933 (the “Act”) on the basis of the exemption set forth in section 4(2) of the Act and the standards imposed by Regulation D promulgated by the Securities and Exchange Commission under the Act.

The purpose of this Questionnaire is to assure the Company, that each of the proposed Purchasers meets the standards imposed for application of that exemption including, but not limited to, whether the proposed Purchaser qualifies as an “accredited investor” as defined in rule 501 under the Act.  Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire you agree that the Company may present this Questionnaire to such parties as they deem appropriate if called upon under the law to establish the availability under the Act of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound.  The undersigned realizes that this Questionnaire does not constitute an offer by the Company or any sales agent to sell Shares but is a request for information.

Please print your response to each question, and where the answer to any question is “none” or “not applicable”, please so state.

Please complete and return this Questionnaire to:

Willow Creek Enterprises, Inc.

7251 W. Lake Mead Blvd., Suite 300

Las Vegas, Nevada 89128

Attention: Mr. Terry Fields, President and CEO

Telephone: 310.600.8757

Facsimile:  619.399.0120

If you are in doubt as to the meaning or implication of any of the terminology used in the Questionnaire, or as to the significance of any particular question, please call the telephone number above.

PURCHASER QUALIFICATION QUESTIONNAIRE

(Confidential)

Willow Creek Enterprises, Inc.

a Delaware Corporation

Name:

__________________________

Marital Status:

__________________________

Social Security No.

__________________________

Profession:

__________________________

Check preferred mailing address

Residence:

Phone:

Business:

Phone:

CAPACITY:

1.

Are you acting as an individual purchasing the Units for your own personal account?

     .Yes

     .No     (If Yes Then Skip to #8)

2.

If you are not acting as an individual purchasing for your own personal account, please specify the capacity in which you are acting (e.g. agent, trustee, partner, corporate officer, joint tenant or tenant in common).

3.

If you represent an entity, when was the entity formed?  (Please provide the filing date of the articles of incorporation, trust formation date or the agreement or certificate of partnership, where applicable).

4.

In what state, territory, possession or foreign country was the entity formed?

5.

If you represent an entity such as a corporation, partnership, trust, association, Joint Stock Company or other incorporated association, was such entity organized for the purpose of acquiring the Units?

     .Yes

     .No   (If No Then Skip to #8)

6.

If the answer to question (5) is yes, please list in the space provided below the names, addresses and telephone numbers of each beneficial owner of the entity and supply the information requested in the remaining questions below with respect to each beneficial owner of the entity. You may have each such beneficial owner complete and sign a photocopy of this form.

Name	Address	City State Zip	Telephone

7.

If you are not purchasing as an individual, then are you any one of the following?

a.

Any of the following institutions: bank (whether acting in its individual or fiduciary capacity); insurance company; registered investment company or business development company; licensed Small Business Investment Company; an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, if the investment decision is made by a “plan fiduciary” which is either a bank, insurance company or investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000;

     .Yes

     .No

b.

Any private business development company as defined in the Investment Advisors Act of 1940;

     .Yes

     .No

c.

Any tax-exempt organization described in section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000.

     .Yes

     .No

8.

Individual gross income for most two most recent tax years:

Year: _________

Income: $_______________

Year: _________

Income: $_______________

Joint income, with spouse, for two most recent tax years:

Year: _________

Income: $_______________

Year: _________

Income: $_______________

9.

Estimated gross income, individual or combined with spouse, for current tax year:

$_____________________

10.

Will your individual net worth, independently or jointly with your spouse, exceed $1,000,000 at the time of purchase?

     .Yes

     .No

11.

Are you a director or executive officer of Willow Creek Enterprises, Inc.?

     .Yes

     .No

12.

Indicate the company employing you and, if less than five years please list previous business activity or other employment during the last five years.

Employer	Date Employed	Your Title

13.

Please circle the highest level of education you have achieved.

Elementary	High School	College/Graduate Level	Degrees
1 2 3 4 5 6 7 8	1 2 3 4	1 2 3 4 /1 2 3

15.

Has your business activity and/or employment experiences or other positions previously or currently held by you provided you with sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of this proposed investment?

     .Yes

     .No

14.

Have you previously purchased securities, which were sold in reliance on the private offering exemption from registration under the Securities Act of 1933, or invested in limited partnerships or tax shelters?

     .Yes

     .No

15.

Please indicate the nature and extent of your present holdings in limited partnerships or other private investment vehicles:

Number of investments:
Total Dollar Value:	Over $20,000
Over $50,000
Over $100,000
Over $200,000
No investments

16.

Indicate tax shelter investments, if any, to date:

17.

In making the investments listed in answers 16 and 17, have you relied on the advice of a Purchaser Representative (e.g. lawyer, accountant, investment advisor)?

     .Yes

     .No

If yes, please indicate the name, address and telephone number of your Purchaser Representative and the respective investments for which they give advice.

Name:
Address:
Telephone Number:
Investment:

18.

Does the above-named investment advisor have such knowledge and experience in financial and business matters that he, she or they are capable of evaluating the merits and risks of an investment in the Company?

     .Yes

     .No

20.

Please indicate how long you have dealt with each advisor professionally and the attributes, which qualify them to knowledgeably evaluate the merits and risks of this investment.  (education, accounting certificates, SEC registration, etc.).

21.

If in connection with the proposed investment, you will receive advice from bankers, lawyers, accountants, investment advisors, or other persons please give the following information with respect to such person or persons:

     .Yes

     .No

Name	Profession	Address	Telephone	Contact ?
.Yes .No
.Yes .No
.Yes .No

22.

Can you bear the economic risks in and afford a complete loss of any investment you may make by virtue of an investment in the Company and can you afford to hold any investment therein for an indefinite period?

     .Yes

     .No

23.

Do you understand the nature of this particular investment in the Company and the risks associated with such an investment?

     .Yes

     .No

24.  Are you purchasing these securities for investment and not with the intent to resell them?

     .Yes

     .No

25.

In making your investment decision you have relied on your own examination of the company and the terms of the Offering, including the merits and risks involved and acknowledge that the Units have not been recommended by any federal or state securities commission or regulatory authority or any securities commission of any other country.

     .Yes

     .No